UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 20, 2018

Citigroup Commercial Mortgage Trust 2018-B2
(Exact name of issuing entity)
(Central Index Key number of issuing entity: 0001731044)

Citigroup Commercial Mortgage Securities Inc.
(Exact name of the depositor as specified in its charter)
(Central Index Key number of depositor: 0001258361)

Morgan Stanley Mortgage Capital Holdings LLC
(Central Index Key number: 0001541557)

Citi Real Estate Funding Inc.
(Central Index Key number: 0001701238)

Starwood Mortgage Funding V LLC
(Central Index Key number 0001682509)

Bank of America, National Association
(Central Index Key number: 0001102113)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-16	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

On March 20, 2018, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2018 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, of Citigroup Commercial Mortgage Trust 2018-B2, Commercial Mortgage Pass-Through Certificates, Series 2018-B2 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G and Class R Certificates (collectively, the “Private Certificates”), and (iii) the VRR Interest.

All of the Public Certificates, having an aggregate initial principal amount of $880,584,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Morgan Stanley & Co. LLC (“MS&Co.”), Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), Drexel Hamilton, LLC (“Drexel”) and The Williams Capital Group, L.P. (“Williams Capital” and, collectively with CGMI, MS&Co., MLPF&S and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 8, 2018 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, MS&Co., and MLPF&S are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated February 28, 2018, and by the Prospectus, dated March 8, 2018 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $128,681,466, were sold to CGMI, MS&Co., MLPF&S, Drexel and Williams Capital (collectively with CGMI, MS&Co., MLPF&S and Drexel, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of March 8, 2018, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2018-B2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 52 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 142 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2018 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii) Morgan Stanley Mortgage Capital Holdings LLC

(“MSMCH”), pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2018 (the “MSMCH Mortgage Loan Purchase Agreement”), between the Depositor and MSMCH, (iii) Starwood Mortgage Funding V LLC (“SMF V”), pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2018 (the “SMF V Mortgage Loan Purchase Agreement”), between the Depositor and SMF V, and (iv) Bank of America, National Association (“BANA”), pursuant to a Mortgage Loan Purchase Agreement, dated as of March 1, 2018 (the “BANA Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the MSMCH Mortgage Loan Purchase Agreement and the SMF V Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and BANA. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3 and 99.4, respectively.

On March 20, 2018, pursuant to the MSMCH Mortgage Loan Purchase Agreement, Morgan Stanley Bank, N.A. (“MSBNA”), an “originator” (within the meaning of Regulation RR (17 CFR § 246.1, et seq.) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) of Mortgage Loans and/or portions thereof representing approximately 28.18% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $14,970,026.00 of the VRR Interest, in exchange for a reduction in the price that MSBNA received for its sale (through MSMCH) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through MSMCH) to the Depositor. On March 20, 2018, pursuant to the SMF V Mortgage Loan Purchase Agreement, LNR Securities Holdings, LLC (a “majority-owned affiliate” (within the meaning of Regulation RR) of Starwood Mortgage Capital LLC (“SMC”), an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 21.82% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $11,590,878.00 of the VRR Interest, in exchange for a reduction in the price that SMC received for its sale (through SMF V) to the Depositor of the Mortgage Loans and/or portions thereof that it transferred (through SMF V) to the Depositor. On March 20, 2018, pursuant to the BANA Mortgage Loan Purchase Agreement, BANA, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 20.14% of the aggregate Cut-Off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act, $10,700,000.00 of the VRR Interest, in exchange for a reduction in the price that BANA received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor. On March 20, 2018, pursuant to the CREFI Mortgage Loan Purchase Agreement, CREFI, as “retaining sponsor” (within the meaning of Regulation RR), acquired from the Depositor, in a transaction exempt from registration under the Act, $15,858,332.00 of the VRR Interest, in exchange for a reduction in the price that CREFI received for its sale to the Depositor of the Mortgage Loans and/or portions thereof that it transferred to the Depositor.

The Extra Space - TIAA Self Storage Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Extra Space - TIAA Self Storage Portfolio Mortgage Loan), and the holders of the Extra Space - TIAA Self Storage Portfolio Companion Loans are generally governed by the Extra Space - TIAA Self Storage Portfolio Co-Lender Agreement. The Extra Space - TIAA Self Storage Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.7.

The SoCal Portfolio Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of The SoCal Portfolio Mortgage Loan), and the holders of The SoCal Portfolio

 Companion Loans are generally governed by The SoCal Portfolio Co-Lender Agreement. The SoCal Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Extra Space Self Storage Portfolio Mortgage Loan is required to be serviced and administered pursuant to the MSC 2017-HR2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Extra Space Self Storage Portfolio Mortgage Loan), and the holders of the Extra Space Self Storage Portfolio Companion Loans are generally governed by the Extra Space Self Storage Portfolio Co-Lender Agreement. The MSC 2017-HR2 Pooling and Servicing Agreement and the Extra Space Self Storage Portfolio Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.9, respectively.

The Red Building Mortgage Loan is required to be serviced and administered pursuant to the Benchmark 2018-B2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Red Building Mortgage Loan), and the holders of the Red Building Companion Loans are generally governed by the Red Building Co-Lender Agreement. The Benchmark 2018-B2 Pooling and Servicing Agreement and the Red Building Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.10, respectively.

The Axcelis Corporate Center Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Axcelis Corporate Center Mortgage Loan), and the holder of the Axcelis Corporate Center Companion Loan are generally governed by the Axcelis Corporate Center Co-Lender Agreement. The Axcelis Corporate Center Co-Lender Agreement is attached hereto as Exhibit 4.11.

The One Newark Center Mortgage Loan is required to be serviced and administered pursuant to the BANK 2018-BNK10 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the One Newark Center Mortgage Loan), and the holders of the One Newark Center Companion Loans are generally governed by the One Newark Center Co-Lender Agreement. The BANK 2018-BNK10 Pooling and Servicing Agreement and the One Newark Center Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.12, respectively.

The Braddock Metro Center Mortgage Loan is required to be serviced and administered pursuant to the Benchmark 2018-B2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Braddock Metro Center Mortgage Loan), and the holder of the Braddock Metro Center Companion Loan are generally governed by the Braddock Metro Center Co-Lender Agreement. The Braddock Metro Center Co-Lender Agreement is attached hereto as Exhibit 4.13.

The Cross Point Mortgage Loan is required to be serviced and administered pursuant to the UBS 2018-C8 Pooling and Servicing Agreement prior to the related Servicing Shift Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Cross Point Mortgage Loan), and the holders of the Cross Point Companion Loans are generally governed by the Cross Point Co-Lender Agreement. The UBS 2018-C8 Pooling and Servicing Agreement and the Cross Point Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.14, respectively.

The Fort Knox Executive Park Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Fort Knox Executive Park Mortgage Loan), and the holder of the Fort Knox Executive Park Companion Loan are generally governed by the Fort Knox Executive Park

 Co-Lender Agreement. The Fort Knox Executive Park Co-Lender Agreement is attached hereto as Exhibit 4.15.

The Warwick Mall Mortgage Loan is required to be serviced and administered pursuant to the BANK 2017-BNK9 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Warwick Mall Mortgage Loan), and the holders of the Warwick Mall Companion Loans are generally governed by the Warwick Mall Co-Lender Agreement. The BANK 2017-BNK9 Pooling and Servicing Agreement and the Warwick Mall Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.16, respectively.

The Two Harbor Point Square Mortgage Loan is required to be serviced and administered pursuant to the Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Two Harbor Point Square Mortgage Loan), and the holders of the Two Harbor Point Square Companion Loans are generally governed by the Two Harbor Point Square Co-Lender Agreement. The Two Harbor Point Square Co-Lender Agreement is attached hereto as Exhibit 4.17.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, MSMCH, SMF V and BANA. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,518,393, were approximately $1,081,087,317. Of the expenses paid by the Depositor, approximately $781,059 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,737,334 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated March 8, 2018. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	MSC 2017-HR2 Pooling and Servicing Agreement
Exhibit 4.3	Benchmark 2018-B2 Pooling and Servicing Agreement
Exhibit 4.4	BANK 2018-BNK10 Pooling and Servicing Agreement
Exhibit 4.5	UBS 2018-C8 Pooling and Servicing Agreement
Exhibit 4.6	BANK 2017-BNK9 Pooling and Servicing Agreement
Exhibit 4.7	Extra Space - TIAA Self Storage Portfolio Co-Lender Agreement
Exhibit 4.8	The SoCal Portfolio Co-Lender Agreement
Exhibit 4.9	Extra Space Self Storage Portfolio Co-Lender Agreement
Exhibit 4.10	Red Building Co-Lender Agreement
Exhibit 4.11	Axcelis Corporate Center Co-Lender Agreement
Exhibit 4.12	One Newark Center Co-Lender Agreement
Exhibit 4.13	Braddock Metro Center Co-Lender Agreement
Exhibit 4.14	Cross Point Co-Lender Agreement
Exhibit 4.15	Fort Knox Executive Park Co-Lender Agreement
Exhibit 4.16	Warwick Mall Co-Lender Agreement
Exhibit 4.17	Two Harbor Point Square Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated March 20, 2018
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated March 20, 2018 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated March 20, 2018 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 8, 2018, which such certification is dated March 8, 2018
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement

Exhibit 99.2	MSMCH Mortgage Loan Purchase Agreement
Exhibit 99.3	SMF V Mortgage Loan Purchase Agreement
Exhibit 99.4	BANA Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 20, 2018	CITIGROUP COMMERCIAL MORTGAGE
SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2018-B2 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	MSC 2017-HR2 Pooling and Servicing Agreement	(E)
4.3	Benchmark 2018-B2 Pooling and Servicing Agreement	(E)
4.4	BANK 2018-BNK10 Pooling and Servicing Agreement	(E)
4.5	UBS 2018-C8 Pooling and Servicing Agreement	(E)
4.6	BANK 2017-BNK9 Pooling and Servicing Agreement	(E)
4.7	Extra Space - TIAA Self Storage Portfolio Co-Lender Agreement	(E)
4.8	The SoCal Portfolio Co-Lender Agreement	(E)
4.9	Extra Space Self Storage Portfolio Co-Lender Agreement	(E)
4.10	Red Building Co-Lender Agreement	(E)
4.11	Axcelis Corporate Center Co-Lender Agreement	(E)
4.12	One Newark Center Co-Lender Agreement	(E)
4.13	Braddock Metro Center Co-Lender Agreement	(E)
4.14	Cross Point Co-Lender Agreement	(E)
4.15	Fort Knox Executive Park Co-Lender Agreement	(E)
4.16	Warwick Mall Co-Lender Agreement	(E)
4.17	Two Harbor Point Square Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated March 20, 2018	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated March 20, 2018 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated March 20, 2018 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 8, 2018, which such certification is dated March 8, 2018	(E)
99.1	CREFI Mortgage Loan Purchase Agreement	(E)
99.2	MSMCH Mortgage Loan Purchase Agreement	(E)
99.3	SMF V Mortgage Loan Purchase Agreement	(E)
99.4	BANA Mortgage Loan Purchase Agreement	(E)